Exhibit 99.1

September 2005

This presentation may contain "forward-looking statements," which may be identified by the use of such words as "may," "believe," "expect," "anticipate," "should," "plan," "estimate," "predict," "continue" and "potential" or the negative of these terms or other comparable terminology. Examples of forward-looking statements include, but are not limited to, estimates with respect to our financial condition, results of operations and business that are subject to various factors which could cause actual results to differ materially from these estimates. These factors include, but are not limited to: the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control; there may be increases in competitive pressure among financial institutions or from non- financial institutions; changes in the interest rate environment may reduce interest margins or affect the value of our investments; changes in deposit flows, loan demand or real estate values may adversely affect our business; changes in accounting principles, policies or guidelines may cause our financial condition to be perceived differently; general economic conditions, either nationally or locally in some or all of the areas in which we do business, or conditions in the securities markets or the banking industry may be less favorable than we currently anticipate; legislative or regulatory changes may adversely affect our business; applicable technological changes may be more difficult or expensive than we anticipate; success or consummation of new business initiatives may be more difficult or expensive than we anticipate; or litigation or matters before regulatory agencies, whether currently existing or commencing in the future, may delay the occurrence or non-occurrence of events longer than we anticipate. Any or all of our forward^looking statements in this presentation and in any other public statements we make may turn out to be wrong. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. Consequently, no forward^looking statement can be guaranteed. We do not intend to update any of the forward-looking statements after the date of this presentation or to conform this presentation to actual results. Forward-Looking Statement

Introduction & Strategic Review

Overview 89 branch locations: 84 in NJ, 3 in Suffolk County, NY and 2 in Richmond County (Staten Island), NY. "First-step" conversion in July 1999, selling 47% and raising $527.6 million. Completed "second-step" conversion on June 7, 2005. Since December 31, 1999: Grown assets, deposits, and EPS by 205%, 68% and 148%, respectively (1) All growth has been internally generated Stock price has appreciated 700% as of August 31, 2005 Fourth-largest thrift in the nation based on market capitalization ___________________________ Reflects change in total assets and total deposits from December 31, 1999 to June 30, 2005 and change in EPS from full year 1999 to full year 2004. - 1 -

Operating Model Simple, consistent operating model Originate and purchase single family mortgage loans A jumbo originator and purchaser Retain all loans originated Fund lending and investing activities with retail deposits and borrowings Compete on the basis of superior customer service and attractive pricing Industry-leading operating efficiency allows HCBK to be highly profitable while offering very competitive rates Focused operations, portfolio lending strategy, and low employee turnover contribute to superior customer service Single family lending focus and strong underwriting have produced outstanding credit quality - 2 -

Large, Affluent Markets New Jersey has the highest median household income in the nation Bergen, Monmouth, and Morris Counties in New Jersey and Suffolk County, New York are among the top 50 U.S. counties in terms of median household income ___________________________ Source: SNL Financial. - 3 -

Branch Network New Jersey Pennsylvania New York Hudson City Market Area Connecticut Potential Markets Hudson City Branch Approved Future Branch Total Population (1) Existing NJ Markets: 7.8 million Potential Markets: 9.6 million - 4 -

Strong Market Position ___________________________ Source: SNL Financial (as of June 30, 2004). Excludes 3 branches in Suffolk County, New York and 2 branches in Richmond County, NY Strong market share in many of New Jersey's largest markets with opportunities for further expansion - 5 -

Growth Strategy Continue strategy of internally-generated growth Increase mortgage originations and purchases Pursue de novo branch expansion in existing and adjacent suburban markets with similar demographics 10 to 15 new branches planned annually Capitalize on merger-related market disruption, particularly the acquisition of traditional thrifts Ability to target both high- and moderate-income customers facilitates expansion Continued focus on strong credit quality and high efficiency - 6 -

Operational and Financial Review

Total Assets 1999 8518.865 2000 9380.373 2001 11426.768 2002 14144.604 2003 17033.36 2004 20145.981 26005.131 Strong Asset Growth (in millions) CAGR of 22.50 June 30, 2005 At December 31, - 7 -

One to Four Family Other 1999 4126.153 179.722 4305.875 2000 4607.891 264.849 4872.74 2001 5664.973 303.198 5968.171 2002 6708.806 262.094 6970.9 2003 8597.442 235.624 8803.066 2004 11120.874 242.165 11363.039 11818.432 175 13089 Residential Mortgage Lending Growth CAGR of 22.4% 95.8% 94.6% 94.9% 96.2% 97.3% 97.9% 4.2% 5.4% 5.1% 3.8% 2.7% 2.1% June 30, 2005 At December 31, (in millions) - 8 - 98.1% 1.9% ___________________________ Other includes FHA/VA, multifamily, commercial, consumer and other loans

Consistently Superior Credit Quality Hudson City Peers 1999 0.17 0.51 2000 0.14 0.375 2001 0.14 0.44 2002 0.15 0.48 2003 0.12 0.41 2004 0.11 0.21 0.08 0.17 Non-Performing Assets / Total Assets June 30, 2005 At December 31, - 9 -

___________________________ Source: (1) Keefe, Bruyette & Woods, 2Q05 Wrap-up: Bank Performance and Trends, August 5, 2005 - 10 - Of the The Top Fifty Banks and Thrifts by Assets1 - 2005Q2 Consistently Superior Credit Quality Net Charge-Offs / Avg. Loans Net Charge-Offs / Avg. Loans Net Charge-Offs / Avg. Loans 1 PNC Fin'l Services Group, Inc -0.32% 2 Hudson City Bancorp, Inc. - 0.03% 3 UnionBanCal Corp -0.02% 4 Mercantile Bankshares Corp. -0.01% 5 Webster Financial Corp 0.00% 6 State Street Corp. 0.00% 7 NY Community Bankcorp, Inc. 0.00% 8 Golden West Fin'l Corp. 0.00% Non-Perf. Assets / Loans & OREO Non-Perf. Assets / Loans & OREO Non-Perf. Assets / Loans & OREO 1 State Street Corp. 0.00% 2 Northern Trust Corp. 0.00% 3 Downey Fin'l Corp. 0.16% 4 Hudson City Bancorp, Inc. 0.17% 5 Colonial BancGroup, Inc. 0.20%

Efficiency Ratio 1999 0.2767 2000 0.3055 2001 0.2804 2002 0.2376 2003 0.2381 2004 0.2415 0.2323 Non-Interest Expenses / Avg. Assets 1999 0.0084 2000 0.0089 2001 0.008 2002 0.0073 2003 0.0066 2004 0.0064 0.0056 Industry-Leading Operational Efficiency Hudson City ranked #1 in efficiency ratio and #1 in non-interest expense / average assets among the 50 largest banks and thrifts by assets as of June 30 2005 (1) $131 million in average deposits per branch ___________________________ Source: Keeffe, Bruyette & Woods, 2Q05 Wrap-up Bank Performance and Trends, August 5, 2005 and Company's filings Efficiency Ratio 1.2% 1.1% 1.0% 0.9% 0.8% 0.7% 0.5% 0.6% Non-Int. Exp. / Avg. Assets Efficiency Ratio June 30, 2005 Year Ended December 31, - 11 -

___________________________ Source: (1) Keefe, Bruyette & Woods, 2Q05 Wrap-up: Bank Performance and Trends, August 5, 2005 - 12 - Of the The Top Fifty Banks and Thrifts by Assets1 - 2005Q2 Industry-Leading Performance Efficiency Ratio Efficiency Ratio Efficiency Ratio 1 Hudson City Bancorp, Inc. 22.76% 2 W Holding Company Inc. 27.31% 3 Golden West Fin'l Inc. 28.69% 4 NY Community Bancorp, Inc. 29.79% 5 Westcorp 31.69% Tangible Equity / Tangible Assets Tangible Equity / Tangible Assets Tangible Equity / Tangible Assets 1 Hudson City Bancorp, Inc. 21.05% 2 Mercantile Bankshares Corp. 9.13% 3 Comerica Inc. 8.94% 4 Westcorp 8.83% 5 Hibernia Corp 8.02%

Diluted Earnings per Share Dividends per Share 1999 0.075 0.008 2000 0.162 0.045 2001 0.212 0.073 2002 0.315 0.108 2003 0.346 0.162 2004 0.402 0.218 2004 0.19 0.103 2005 0.21 0.128 Earnings and Dividend Growth Dividend 5-Year CAGR of 93.67% ___________________________ Split adjusted ( 2:1 June 2002 and 3.206:1 June 2005) Year Ended December 31, YTD June 30, - 13 - EPS 5-Year CAGR of 39.90%

Consistent Profitability Return on Average Assets - Year to Date 1999 0.0132 2000 0.0129 2001 0.0132 2002 0.015 2003 0.0134 2004 0.0129 2004 0.0129 2005 0.0116 Year Ended December 31, YTD June 30, - 14 -

Financial Snapshot - 15 - Assets: $26.0 billion Loans: $13.1 billion Deposits $11.3 billion Shareholders' Equity $5.5 billion Equity/Assets: 21.1% Return on Average Assets 1.11% Return on Average Equity: 10.26% Price / Tangible Book 1.20 x Price / Last 12 Months EPS 25.9 x Dividend Yield 2.45 x As of or for the quarter ended June 30, 2005

Superior Stock Price Performance ___________________________ Source: SNL Financial Indexed Price Stock Price Range Since First Step Conversion Thrifts: +131% HCBK: +700% - 16 - S&P: -12% Second-step 6/7/2005: HCBK Thrift Index S&P 500 7/13/1999 1 1 1 7/14/1999 1.2687 1.0021 1.0033 7/15/1999 1.2625 1.0085 1.0115 7/16/1999 1.2406 1.0103 1.0181 7/19/1999 1.2156 1.0116 1.0101 7/20/1999 1.2125 1.0005 0.9882 7/21/1999 1.2187 0.9959 0.9898 7/22/1999 1.2187 1.0095 0.9766 7/23/1999 1.2375 1.0045 0.9737 7/26/1999 1.2375 1.0031 0.9671 7/27/1999 1.2562 1.0088 0.978 7/28/1999 1.2687 1.0068 0.9798 7/29/1999 1.2562 0.9921 0.9623 7/30/1999 1.275 0.9842 0.9535 8/2/1999 1.275 0.9854 0.953 8/3/1999 1.2812 0.9816 0.9488 8/4/1999 1.2719 0.9678 0.9367 8/5/1999 1.275 0.9642 0.9427 8/6/1999 1.275 0.9495 0.9331 8/9/1999 1.2875 0.9492 0.9313 8/10/1999 1.2812 0.9403 0.9195 8/11/1999 1.2937 0.9529 0.9342 8/12/1999 1.2875 0.949 0.9315 8/13/1999 1.2937 0.9707 0.9527 8/16/1999 1.3 0.9601 0.9549 8/17/1999 1.3125 0.9687 0.9646 8/18/1999 1.3 0.9722 0.9564 8/19/1999 1.3062 0.9642 0.9498 8/20/1999 1.3031 0.9673 0.9591 8/23/1999 1.3188 0.9732 0.9761 8/24/1999 1.3125 0.9731 0.9784 8/25/1999 1.3188 0.967 0.9916 8/26/1999 1.3125 0.9571 0.9774 8/27/1999 1.3188 0.9518 0.9675 8/30/1999 1.3125 0.9266 0.9501 8/31/1999 1.3125 0.92 0.9475 9/1/1999 1.3125 0.9267 0.9552 9/2/1999 1.3062 0.9088 0.9466 9/3/1999 1.3125 0.9358 0.9739 9/7/1999 1.3125 0.9229 0.9691 9/8/1999 1.3437 0.922 0.9645 9/9/1999 1.3437 0.921 0.9671 9/10/1999 1.3563 0.9228 0.9699 9/13/1999 1.35 0.9186 0.9645 9/14/1999 1.35 0.912 0.9589 9/15/1999 1.3188 0.9137 0.9458 9/16/1999 1.3125 0.9038 0.9461 9/17/1999 1.325 0.9161 0.9583 9/20/1999 1.3188 0.9095 0.9584 9/21/1999 1.3188 0.8875 0.9383 9/22/1999 1.3312 0.8804 0.9404 9/23/1999 1.325 0.8765 0.9191 9/24/1999 1.3437 0.8762 0.9166 9/27/1999 1.3312 0.8687 0.9209 9/28/1999 1.3437 0.8664 0.9201 9/29/1999 1.3437 0.8718 0.9102 9/30/1999 1.375 0.8864 0.9205 10/1/1999 1.3563 0.8816 0.9205 10/4/1999 1.375 0.9017 0.9362 10/5/1999 1.3875 0.909 0.9338 10/6/1999 1.3875 0.9233 0.9511 10/7/1999 1.35 0.9097 0.9455 10/8/1999 1.3563 0.9171 0.9566 10/11/1999 1.3437 0.9038 0.9581 10/12/1999 1.35 0.8917 0.9422 10/13/1999 1.35 0.8802 0.9225 10/14/1999 1.3437 0.8737 0.921 10/15/1999 1.3437 0.8579 0.8951 10/18/1999 1.3188 0.859 0.8999 10/19/1999 1.3188 0.8672 0.9051 10/20/1999 1.325 0.8793 0.9253 10/21/1999 1.3125 0.8722 0.9211 10/22/1999 1.3125 0.9048 0.934 10/25/1999 1.3062 0.8981 0.9283 10/26/1999 1.3062 0.8992 0.9199 10/27/1999 1.3062 0.9247 0.9305 10/28/1999 1.3125 0.9618 0.9633 10/29/1999 1.3312 0.9639 0.978 11/1/1999 1.3312 0.9579 0.9717 11/2/1999 1.3437 0.9672 0.9671 11/3/1999 1.3406 0.9688 0.9723 11/4/1999 1.3437 0.9789 0.9778 11/5/1999 1.3437 0.9802 0.9833 11/8/1999 1.35 0.9732 0.9881 11/9/1999 1.3437 0.9652 0.9797 11/10/1999 1.3437 0.9509 0.9856 11/11/1999 1.35 0.9354 0.9913 11/12/1999 1.3437 0.947 1.0018 11/15/1999 1.35 0.9434 1.0006 11/16/1999 1.3437 0.9531 1.019 11/17/1999 1.3437 0.9427 1.0123 11/18/1999 1.35 0.9286 1.0225 11/19/1999 1.35 0.9232 1.0204 11/22/1999 1.35 0.9055 1.0196 11/23/1999 1.3437 0.8998 1.008 11/24/1999 1.3437 0.8933 1.0169 11/26/1999 1.3437 0.8968 1.0165 11/29/1999 1.3437 0.8811 1.0102 11/30/1999 1.3437 0.8837 0.9968

Second-step Conversion June 7th, raised $3.93 billion in "second-step" conversion and stock offering. Sold a total of 392,980,580 shares of common stock in the 7th largest offering (subscription and syndicated offering combined. After related expenses of $125.0 million, net proceeds from the stock offering amounted to $3.80 billion. Effected a stock split of 3.206 shares to one, including shares held as treasury stock. - 17 -

Capital Use Plan $3.0 billion contributed to Hudson City Savings Bank with balance retained at the holding company Up to $2.8 billion of the total net proceeds invested in short-term government and agency securities Remaining proceeds used primarily for expanded ARM originations and purchases and de novo branch expansion ESOP has the ability to purchase up to 4% of the shares sold after the offering Share repurchases represent a secondary use of proceeds Hudson City has repurchased over 158 million shares through 5 repurchase programs since its initial public offering Acquisitions of financial institutions are possible in the future, but none are planned at this time - 18 -

Highlights A leading franchise in attractive, high-income markets Consistent, straightforward business model Record of strong profitability throughout the economic cycle Best-in-class operating efficiency Expertise in jumbo mortgage lending Superior credit quality; no subprime or MSR exposure Significant growth potential in existing and contiguous markets Market capitalization of $6.82 billion and equity of $5.47 billion as of June 30, 2005. - 19 -

September 2005